SRA Companies, Inc. Statements of Comprehensive Loss - SRA Companies, Inc. - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Sep. 30, 2015	Sep. 30, 2014	Jun. 30, 2015	Jun. 30, 2014	Jun. 30, 2013
Net loss	$ (3,942)	$ (4,158)	$ (11,944)	$ (24,162)	$ (317,294)
Unrealized (loss) gain on interest rate swaps, net of tax	1,548	1,697	5,758	312	(156)
Comprehensive loss	$ (2,394)	$ (2,461)	$ (6,186)	$ (23,850)	$ (317,450)